UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2018

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Cable One, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-36863	13-3060083
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

210 E. Earll Drive, Phoenix, Arizona	85012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 364-6000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, the Board of Directors (the “Board”) of Cable One, Inc. (the “Company”) appointed Steven S. Cochran as Senior Vice President and Chief Financial Officer of the Company in August 2018 and, in connection with his hiring and appointment, Mr. Cochran received a new-hire grant of 1,065 time-based restricted shares, representing a value of approximately $785,000 based on the closing price of the Company’s common stock on Mr. Cochran’s hire date (the “Initial RSAs”). The Initial RSAs were granted on October 1, 2018 and are scheduled to vest on January 3, 2021 (generally subject to Mr. Cochran’s continued employment with the Company through the vesting date). The value of the Initial RSAs was calculated based on the applicable stock ownership guideline for Mr. Cochran, a multiple of 3.0 times base salary, or $975,000, which amount was then prorated based on the vesting date of the award.

On September 30, 2018, the Compensation Committee of the Board approved an additional time-based restricted stock award to Mr. Cochran of 54 shares, representing a grant date fair value of approximately $47,000 (the “Additional RSAs”). The Additional RSAs were also granted on October 1, 2018 and will vest on October 1, 2021 (generally subject to Mr. Cochran’s continued employment with the Company through the vesting date). The value of the Additional RSAs reflects the difference between Mr. Cochran’s stock ownership guideline multiple of 3.0 times base salary and the grant date fair value of the Initial RSAs. The aggregate grant date fair value of the Initial RSAs and the Additional RSAs was $974,727, which equals approximately 3.0 times Mr. Cochran’s base salary (i.e., the applicable multiple of base salary under the Company’s stock ownership guidelines).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cable One, Inc.

By:	/s/ Peter N. Witty
	Name:	Peter N. Witty
	Title:	Senior Vice President, General Counsel and Secretary

Date: October 3, 2018